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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 1997


                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

      (Exact name of registrant as specified in its governing instruments)


       North Carolina                    33-97994                56-1643598
(State or other jurisdiction     (Commission File Numbers)    (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                             One First Union Center
                         Charlotte, North Carolina 28228
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (704) 374-6161

                      Exhibit Index appears on page 5

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Item 5.  Other Events

                  On or about May 29, 1997 the Registrant will cause the issuance and sale of approximately $1,317,603,420 initial principal amount of Commercial Mortgage Pass-Through Certificates, Series 1997-C1, Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class IO, Class F, Class G, Class H, Class J, Class K, Class R-I, Class R-II and Class R-III (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 1997, among the Registrant, First Union National Bank of North Carolina as master servicer, Criimi Mae Services Limited Partnership, as special servicer and State Street Bank and Trust Company, as trustee (the "Pooling and Servicing Agreement").

                  In connection with the sale of the Series 1997-C1, Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and Class IO Certificates (collectively, the "Underwritten Certificates"), the Registrant has been advised by Lehman Brothers Inc. and First Union Capital Markets Corp. (together, the "Underwriters") that either one or both of the Underwriters have, following the effective dates of Registration Statement No. 33-97994, furnished to one or more prospective investors on April 29, 1997 and April 30, 1997 certain Collateral Term Sheets setting forth certain information about certain of the mortgage loans expected to be deposited in trust under the Pooling and Servicing Agreement (the "Collateral Term Sheets"). The Collateral Term Sheets are being filed as exhibits to this report.

                  The Collateral Term Sheets have been provided by First Union Capital Markets Corp. The information in the Collateral Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.



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Item 7.           Financial Statements and Exhibits

          (a)     Financial Statements.

                  Not applicable.

          (b)     Pro Forma Financial Information.

                  Not applicable.

          (c)     Exhibits.

                           Item 601(a) of Regulation
Exhibit Number                  S-K Exhibit No.           Description
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      1                           99                   Collateral Term Sheet

      2                           99                   Collateral Term Sheet


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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          FIRST UNION COMMERCIAL MORTGAGE
                                          SECURITIES, INC.



                                          By:  /s/  Michael G. Greco
                                                Name: Michael G. Greco
                                                Title:  Senior Vice President

Dated:  May 1, 1997




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                                  EXHIBIT INDEX




                              Item 601(a) of Regulation
Exhibit Number                S-K Exhibit No.                 Description
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      1                           99                    Collateral Term Sheet

      2                           99                    Collateral Term Sheet